SCHEDULE OF PREPAID EXPENSES AND OTHER CURRENT ASSETS (Details) (Parenthetical) - USD ($)		6 Months Ended
		Jun. 30, 2026	Dec. 31, 2025
Loan receivables from third parties	[1]	$ 540,446
Extension fees		60,000
Yocto Investments LLC [Member]
Loan receivables from third parties		300,000
Extension fees		$ 240,466
Share price		$ 3.00

[1]	As of June 30, 2026, loan receivables from third parties primarily consisted of a $300,000 promissory note issued by Yocto Investments LLC, Quetta Acquisition Corp. (the “SPAC”)’s sponsor, in favor of SKG, and $240,466 of extension fees paid on behalf of Quetta. Upon completion of the De-SPAC transaction, the promissory note would be converted into that number of securities of the SPAC or the post-De-SPAC surviving company at $3.00 per share. The extension fees were paid at $60,000 per month.